TRANSAMERICA FUNDS

Supplement to the Currently Effective Prospectuses, Summary Prospectuses and

Statement of Additional Information

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Transamerica Multi-Manager Alternative Strategies Portfolio

Transamerica Opportunistic Allocation

At a meeting of the Board of Trustees (the “Board”) of Transamerica Multi-Manager Alternative Strategies Portfolio and Transamerica Opportunistic Allocation (the “funds”) held on January 22 and 23, 2014, the Board approved a new investment sub-advisory agreement with Aegon USA Investment Management, LLC (“AUIM”), an affiliate of Transamerica Asset Management, Inc., pursuant to which AUIM would serve as sub-adviser to each fund, subject to approval by the fund’s shareholders.

A proxy statement is expected to be mailed to the shareholders of each of the funds in the first quarter of 2014.

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Investors Should Retain this Supplement for Future Reference

January 29, 2014